UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: June 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET

NEW YORK MUNICIPALS FUND

FORM N-Q

JUNE 30, 2012

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of Investments (unaudited)	June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 92.7%
Education - 14.7%
Amherst, NY, Development Corp., Student Housing Facility Revenue, AGM	5.000%	10/1/40	$2,370,000	$2,536,540
Amherst, NY, IDA, Civic Facilities Revenue:
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.125%	8/1/20	1,000,000	1,018,200
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.250%	8/1/31	3,615,000	3,644,824
Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Buffalo State College Foundation Housing Corp. Project	5.375%	10/1/41	2,040,000	2,293,042
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/19	1,000,000	1,131,620
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District	5.000%	5/1/31	17,685,000	19,326,522
New York State Dormitory Authority Revenue:
4201 School Program	5.000%	7/1/18	1,000,000	1,003,260
City University of New York, Consolidated Second General Resolution, AMBAC-TCRS	5.750%	7/1/18	3,000,000	3,531,240
City University Systems, AGM	6.000%	7/1/14	2,405,000	2,516,327
City University Systems, FGIC-TCRS	5.625%	7/1/16	5,785,000	6,535,488
New York University	5.000%	7/1/38	10,000,000	10,843,400
New York University, AMBAC	5.000%	7/1/32	8,000,000	8,763,440
New York University, NATL	5.750%	7/1/27	6,300,000	8,157,555
Non-State Supported Debt, Brooklyn Law School	5.750%	7/1/33	1,750,000	1,955,450
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.200%	2/15/41	4,395,000	4,840,697
Non-State Supported Debt, Manhattan Marymount	5.250%	7/1/29	2,140,000	2,290,913
Non-State Supported Debt, New School University	5.500%	7/1/40	25,000,000	28,106,250
Non-State Supported Debt, St. Joseph’s College	5.250%	7/1/35	2,000,000	2,189,540
Non-State Supported Debt, University of New York, AMBAC	5.000%	7/1/37	5,000,000	5,331,150
State University Adult Facilities, AGM	5.750%	5/15/17	1,070,000	1,296,947
Teachers College, NATL	5.000%	7/1/22	3,000,000	3,000,000
New York State Dormitory Authority Revenues, Non-State Supported Debt, Skidmore College	5.500%	7/1/41	3,200,000	3,597,984
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority Revenue:
Ana G. Mendez University System Poject	5.000%	4/1/17	1,540,000	1,665,140
Ana G. Mendez University System Poject	5.000%	4/1/18	1,000,000	1,079,480
Rensselaer County, NY, IDA, Civic Facilities Revenue:
Polytechnic Institute Dormitory Project	5.125%	8/1/27	5,820,000	5,827,217
Polytechnic Institute Dormitory Project	5.125%	8/1/29	5,430,000	5,435,973
St. Lawrence County, NY, Industrial Development Agency, Civic Development Corp. Revenue:
Clarkson University Project	6.000%	9/1/34	600,000	698,208
Clarkson University Project	5.375%	9/1/41	1,750,000	1,925,805
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute	5.125%	9/1/40	15,000,000	16,283,250

Total Education				156,825,462

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - 13.4%
Monroe County, NY, Industrial Development Corp., FHA, Insured Mortgage Revenue, Unity Hospital of Rochester Project	5.500%	8/15/40	$9,000,000	$10,277,640
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	10,000,000	6,400,000
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.000%	2/15/30	15,000,000	16,660,800
New York State Dormitory Authority Revenue:
Municipal Health Facilities	5.000%	1/15/28	7,000,000	7,615,160
Municipal Health Facilities	5.000%	1/15/32	25,000,000	26,572,500
New York and Presbyterian Hospital, AGM, FHA	5.000%	8/15/36	17,500,000	18,021,850
New York University Hospitals Center	5.000%	7/1/26	10,000,000	10,766,100
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/22	2,500,000	2,842,675
Non-State Supported Debt, Mount Sinai Hospital	5.000%	7/1/26	5,000,000	5,456,850
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.250%	5/1/30	8,750,000	9,694,125
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/33	3,000,000	3,366,990
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/37	13,000,000	14,607,060
North Shore University Hospital, NATL	5.500%	11/1/14	2,500,000	2,756,350
State Supported Debt Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	70,000	70,158
United Cerebral Palsy, AMBAC	5.125%	7/1/21	1,500,000	1,500,780
New York State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center	6.000%	7/1/40	4,000,000	4,652,320
Syracuse, NY, Industrial Development Agency Revenue, Refunding, James Square Association, FHA	7.000%	8/1/25	1,250,000	1,255,600

Total Health Care				142,516,958

Housing - 4.9%
New York City, NY, HDC, Cadman Project, FHA	6.500%	11/15/18	746,556	776,328
New York City, NY, HDC, MFH Rental Revenue, Seaview Towers	4.600%	7/15/26	8,275,000	8,617,833	(a)
New York City, NY, HDC, MFH Revenue	4.600%	11/1/26	6,250,000	6,412,125	(a)
New York City, NY, HDC, MFH Revenue	4.950%	11/1/39	10,000,000	10,470,500
New York City, NY, HDC, MFH Revenue	5.150%	11/1/45	1,630,000	1,714,027
New York State Housing Finance Agency:
Affordable Housing Revenue	4.800%	11/1/34	4,450,000	4,737,025
Affordable Housing Revenue	4.750%	11/1/36	1,000,000	1,029,700
Affordable Housing Revenue	5.000%	11/1/40	4,500,000	4,673,475
Affordable Housing Revenue	4.875%	5/1/42	2,875,000	2,968,236
Affordable Housing Revenue	5.200%	11/1/45	2,500,000	2,607,625
New York State Housing Finance Agency Revenue	5.250%	11/1/41	1,000,000	1,043,100
New York State Mortgage Agency Revenue:
Homeowner Mortgage	5.200%	10/1/32	3,875,000	3,965,559	(a)
Homeowner Mortgage	5.350%	10/1/33	2,710,000	2,871,679

Total Housing				51,887,212

Industrial Revenue - 5.8%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.500%	10/1/37	27,000,000	31,270,860
New York Liberty Development Corp., Liberty Revenue, Second Priority, Bank of America Tower	5.125%	1/15/44	22,500,000	24,466,275

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - continued
Puerto Rico Industrial, Medical & Environmental Pollution Control Facilities, Finance Authority Revenue, American Airlines Inc.	6.450%	12/1/25	$1,710,000	$731,025	(b)
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	5,000,000	5,754,700

Total Industrial Revenue				62,222,860

Leasing - 2.5%
New York State Dormitory Authority Revenue:
State University Educational Facilities	5.250%	5/15/13	650,000	655,486
State University Educational Facilities, AGM	5.875%	5/15/17	12,110,000	14,377,719
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.000%	7/1/39	7,250,000	7,830,362
New York State Urban Development Corp. Revenue, State Facilities	5.700%	4/1/20	3,000,000	3,636,120

Total Leasing				26,499,687

Local General Obligation - 2.9%
New York, NY, GO	5.000%	8/1/23	25,000,000	30,484,500

Other - 4.5%
Build NYC Resource Corp., NY, Revenue:
YMCA of Greater New York Project	5.000%	8/1/20	1,055,000	1,245,006
YMCA of Greater New York Project	5.000%	8/1/21	680,000	800,897
New York Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.750%	11/15/51	7,000,000	7,960,050
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	23,700,000	28,298,274
New York State Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.000%	11/15/44	7,000,000	7,524,790
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,750,000	1,929,812

Total Other				47,758,829

Power - 5.9%
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	10,000,000	11,871,800
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Co. Project, RIBS	13.265%	7/18/12	3,000,000	3,013,320	(a)(c)(d)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	12,000,000	11,971,200	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	35,000,000	35,941,150

Total Power				62,797,470

Pre-Refunded/Escrowed to Maturity - 2.0%
Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project	5.000%	7/1/23	2,250,000	2,355,480	(e)
MTA, New York Services Contract Transportation Facilities	5.750%	7/1/13	180,000	181,600	(f)
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.125%	7/1/31	9,000,000	9,000,000
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/16	4,980,000	4,993,894	(f)
Triborough Bridge & Tunnel Authority	5.375%	1/1/19	4,200,000	4,897,746	(e)

Total Pre-Refunded/Escrowed to Maturity				21,428,720

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - 0.2%
Essex County, NY, Industrial Development Agency Revenue, Solid Waste, International Paper Co. Project	6.150%	4/1/21	$1,065,000	$1,066,406	(a)
North Country, NY, Development Authority, Solid Waste Management System Revenue, Refunding, AGM	6.000%	5/15/15	485,000	521,326

Total Solid Waste/Resource Recovery				1,587,732

Special Tax Obligation - 16.8%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,000,000	22,308,200
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/38	25,000,000	27,544,000
New York City, NY, TFA, Building Aid Revenue, St. Aid Withholding	5.250%	1/15/39	27,000,000	29,852,010
New York State Dormitory Authority, Personal Income Tax Revenue	5.000%	3/15/37	4,000,000	4,371,920
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/31	10,000,000	11,218,100
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	12/15/35	3,500,000	3,923,780
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/39	15,875,000	17,535,207
New York State Local Assistance Corp.:
Refunded	6.000%	4/1/14	1,490,000	1,589,249
Refunded	5.500%	4/1/17	3,000,000	3,514,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	10,000,000	11,049,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	10,000,000	10,605,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,965,000	2,069,204
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	20,000,000	22,298,800
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.250%	10/1/29	10,000,000	10,709,900

Total Special Tax Obligation				178,589,670

State General Obligation - 0.8%
Puerto Rico Commonwealth, GO:
Public Improvement	5.000%	7/1/41	7,500,000	7,387,050
Refunding, Public Improvement, NATL	5.500%	7/1/16	1,250,000	1,400,613

Total State General Obligation				8,787,663

Transportation - 11.7%
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	10,000,000	11,491,500
MTA, New York Revenue:
NATL	5.000%	11/15/35	10,000,000	10,432,600
Refunding, AGM	5.000%	11/15/30	22,590,000	22,915,296
MTA, New York Service Contract, Refunding, AMBAC	5.000%	7/1/30	7,150,000	7,150,000
MTA, NY, Revenue	5.250%	11/15/40	20,000,000	22,226,200
Port Authority of New York & New Jersey	5.000%	1/15/41	15,000,000	16,704,900
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/42	20,000,000	22,739,000
Triborough Bridge & Tunnel Authority, NATL/IBC	5.250%	11/15/30	5,200,000	5,482,672
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/32	5,000,000	5,077,350

Total Transportation				124,219,518

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer - 6.6%
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	5.000%	6/15/38	$10,000,000	$11,096,900
Water & Sewer System Revenue	5.000%	6/15/39	7,000,000	7,719,320
Water & Sewer System Revenue	5.750%	6/15/40	15,000,000	18,007,350
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/45	5,000,000	5,551,900
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/32	8,500,000	8,773,785
New York State Environmental Facilities Corp., Water Facilities Revenue, United Water New Rochelle Inc.	4.875%	9/1/40	10,910,000	11,459,646
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	8,000,000	7,989,600

Total Water & Sewer				70,598,501

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $895,267,828)				986,204,782

SHORT-TERM INVESTMENTS - 5.8%
Finance - 3.4%
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.340%	11/1/22	18,850,000	18,850,000	(g)(h)
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Dexia Credit Local	0.370%	8/1/31	7,950,000	7,950,000	(g)(h)
New York City, NY, TFA, Future Tax Secured Revenue, SPA-Dexia Credit Local	0.340%	8/1/23	9,200,000	9,200,000	(g)(h)

Total Finance				36,000,000

General Obligation - 1.6%
New York City, NY, GO, LIQ-Dexia Credit Local	0.340%	4/1/35	17,300,000	17,300,000	(g)(h)

Power - 0.0%
Long Island, NY, Power Authority, Electric Systems Revenue, FSA, SPA-Dexia Credit Local	0.370%	12/1/29	100,000	100,000	(g)(h)

Water & Sewer - 0.8%
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.340%	6/15/32	6,200,000	6,200,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.440%	6/15/33	2,150,000	2,150,000	(g)(h)

Total Water & Sewer				8,350,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $61,750,000)				61,750,000

TOTAL INVESTMENTS - 98.5% (Cost - $957,017,828#)				1,047,954,782
Other Assets in Excess of Liabilities - 1.5%				16,405,021

TOTAL NET ASSETS - 100.0% $				$1,064,359,803

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	The coupon payment on these securities is currently in default as of June 30, 2012.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

(e)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2012

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance - Insured Bonds
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	11.7%
AA/Aa	40.9
A	26.6
BBB/Baa	12.4
C	0.1
A-1/VMIG 1	5.9
NR	2.4

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 7 through 9 for definitions of ratings

See Notes to Schedule of Investments.

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Long-Term Security Ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Bond Ratings (continued)

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Default is a real possibility.

CC — Default of some kind appears probable.

C — Default is imminent or inevitable, or the issuer is in standstill.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Bond Ratings (continued)

A-2 — A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1 — Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

B — Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.

C — Fitch rating indicating default is a real possibility.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New York Municipals Fund (formerly know as Legg Mason Western Asset New York Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$986,204,782	—	$986,204,782
Short-term investments†	—	61,750,000	—	61,750,000

Total investments	—	$1,047,954,782	—	$1,047,954,782

Other financial instruments:
Futures contracts	$683,799	—	—	$683,799

Total	$683,799	$1,047,954,782	$—	$1,048,638,581

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. The Future employed short U.S. Treasury futures to manage duration and in expectation of underperformance by Treasuries. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New York.

(d)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$95,502,224
Gross unrealized depreciation	(4,565,270)

Net unrealized appreciation	$90,936,954

Notes to Schedule of Investments (unaudited) (continued)

At June 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	299	9/12	$44,926,455	$44,242,656	$683,799

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation
Interest rate contracts	$683,799

During the period ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$32,974,094

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: August 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: August 22, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: August 22, 2012